UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 22, 2022
__________________________________________________________________________
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   713-350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 23, 2022, Main Street Capital Corporation (the “Company” or “Main Street”) and a qualified institutional investor entered into a Note Purchase Agreement (the “Note Purchase Agreement”), which governs the issuance of $100,000,000 in aggregate principal amount of 7.84% Series A Senior Notes due 2025 (the “Series A Notes”). The Series A Notes bear a fixed interest rate of 7.84% per year and mature on December 23, 2025, unless redeemed, purchased or prepaid prior to such date by the Company in accordance with their terms. The Note Purchase Agreement permits up to an additional $99,000,000 in aggregate principal amount in notes to be issued on the same terms as the Series A Notes.
Interest on the Series A Notes will be due semiannually on June 23 and December 23 each year, beginning on June 23, 2023. The Series A Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium. In addition, the Company is obligated to offer to prepay the Series A Notes at par plus accrued and unpaid interest up to, but excluding, the date of prepayment, if certain change in control events occur. The Series A Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.
The Company intends to use the net proceeds from the offering of Series A Notes to repay a portion of the debt outstanding under the Credit Agreement (as defined below) and then, through re-borrowing under the Credit Agreement, to fund investments in accordance with its investment objective and strategies, to pay operating expenses and other cash obligations, and for general corporate purposes.
The Note Purchase Agreement contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants such as information reporting, maintenance of the Company’s status as a business development company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), a minimum asset coverage ratio and a minimum consolidated net worth. In addition, upon the occurrence of a Below Investment Grade Event and/or a Secured Debt Ratio Event (each as defined in the Note Purchase Agreement), the Series A Notes will bear interest at an increased rate from the date of the occurrence of the Below Investment Grade Event and/or Senior Debt Ratio Event to and until the date on which the Below Investment Grade Event and/or Senior Debt Ratio Event is no longer continuing.
The Note Purchase Agreement also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, cross-default under other indebtedness of the Company or subsidiary guarantors subject to a cure pass-through, certain judgments and orders and certain events of bankruptcy.
The Series A Notes were offered in reliance on Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”). The Series A Notes have not and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.
On December 22, 2022, the Company entered into a fourth amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement dated as of June 5, 2018, as amended (the “Credit Agreement”), among Main Street, as borrower, and, solely with respect to Section 8 of the Amendment, Main Street Capital Partners, LLC, Main Street Equity Interests, Inc., Main Street CA Lending, LLC and MS International Holdings, Inc., as guarantors, Truist Bank (“Truist”), Sumitomo Mitsui Banking Corporation, Frost Bank, Cadence Bank, Royal Bank of Canada, Texas Capital Bank, Zions Bancorporation, N.A. dba Amegy Bank, Hancock Whitney Bank, Veritex Community Bank, First Citizens Bank & Trust Company, Comerica Bank, City National Bank, Raymond James Bank and Woodforest National Bank, collectively as lenders, and Truist, as administrative agent. The Amendment, among other things, permitted the issuance of the Series A Notes.
Affiliates of Truist, Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, Raymond James Bank, Comerica Bank, Zions Bancorporation, N.A. dba Amegy Bank, Hancock Whitney Bank and other lenders under the Credit Facility, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The description above is only a summary of the material provisions of the Note Purchase Agreement and the Amendment and is qualified in its entirety by reference to the copies of the Note Purchase Agreement and the Amendment, which are incorporated by reference and filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 8.01.     Other Events.
On December 27, 2022, the Company issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

10.1	Note Purchase Agreement, dated as of December 23, 2022, by and among the Company and the Purchasers party thereto
10.2
Fourth Amendment, dated as of December 22, 2022, to the Third Amended and Restated Credit Agreement by and among Main Street, the guarantors party thereto, Truist Bank, as administrative agent, and the lenders party thereto

99.1	Press Release dated December 27, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: December 27, 2022	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel